SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               -----------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   TANOX, INC.
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                                        76-0196733
(State of Incorporation or Organization)                    (I.R.S. Employer
                                                           Identification no.)

    10301 STELLA LINK, HOUSTON, TEXAS                          77025
(Address of principal executive offices)                     {zip code}

Securities to be registered pursuant to Section 12(b) of the Act:

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TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                 EACH CLASS IS TO REGISTERED
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       None
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      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.   [ ]

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.   [X]

      Securities Act registration statement file number to which this form relates: 333-96025

      Securities Act registration pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.01 par value per share
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                                (Title of class)


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                                (Title of class)

ITEM 1.  DESCRIPTION OF REGISTANT'S SECURITIES TO BE REGISTERED

      A description of the Common Stock, $.01 par value (the "Common Stock") of Tanox, Inc. (the "Company") is set forth under the caption "Description of Capital Stock" in Amendment No. 5 to the Company's Registration Statement on Form S-1 (File No. 333-96025) filed with the Securities and Exchange Commission on April 6, 2000 (the "Securities Act Registration Statement"). Such description of the Common Stock is incorporated herein by reference.

ITEM 2. EXHIBITS

        The following exhibits are filed as part of this registration statement:

        1.(1) Form of Certificate representing Common Stock.

        2.(2) Amended and Restated Certificate of Incorporation of the Company, as amended, as currently in effect.

        3.(3) Bylaws of the Company.

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     (1) Incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the
Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 9, 2000.

     (2) Incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 9, 2000.

     (3) Incorporated by reference to Exhibit 3.2 to Amendment No. 2 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 9, 2000.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                               Tanox, Inc.
Date: April 6, 2000                            By: /s/ JOHN BLICKENSTAFF
                                                       John Blickenstaff,
                                                       Secretary